SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2011

FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3455 Lyman Boulevard Chaska, Minnesota	55318
(Address of principal executive offices)	(Zip Code)

Telephone Number: (952) 448-5440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

(d) On August 4, 2011, the board of directors of FSI International, Inc. (the “Company”) announced the appointment of Dr. Stan Yarbro as a Class II director whose term continues until the 2013 shareholders meeting. The board also appointed Dr. Yarbro to serve as a member of the Corporate Governance and Nomination Committee of the Company. Dr. Yarbro has not been involved in any related party transactions with the Company. Dr. Yarbro is executive vice president, worldwide field operations for Varian Semiconductor Equipment Associates, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.

By	/s/ Patricia M. Hollister
Patricia M. Hollister
Chief Financial Officer

Date: August 4, 2011

Exhibit Index

Exhibit	Description

99	Press release dated August 4, 2011